UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 7, 2013

Date of Report (Date of earliest event reported)

Apollo Global Management, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 6, 2013, Apollo Global Management, LLC (the “Company”), Apollo Principal Holdings I, L.P. (“APH I”), Apollo Principal Holdings II, L.P. (“APH II”), Apollo Principal Holdings III, L.P. (“APH III”), Apollo Principal Holdings IV, L.P. (“APH IV”), Apollo Principal Holdings V, L.P., Apollo Principal Holdings VI, L.P., Apollo Principal Holdings VII, L.P., Apollo Principal Holdings VIII, L.P. (“APH VIII”), Apollo Principal Holdings IX, L.P., AMH Holdings (Cayman), L.P. (“AMCH”) and the other parties thereto. entered into an Amended and Restated Exchange Agreement (the “Amended and Restated Exchange Agreement”) to amend and restate the Exchange Agreement, dated July 13, 2007 (the “Original Exchange Agreement”), by and among the Company, APH I, APH II, APH III, APH IV, Apollo Management Holdings, L.P. and the other parties thereto. A copy of the Original Exchange Agreement has previously been filed by the Company with the Securities and Exchange Commission (the “SEC”) and a description of the material provisions of the Original Exchange Agreement has previously been reported by the Company on the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”).

The amendments to the Original Exchange Agreement include:

•	Permitting exchanging holders certain rights to revoke in whole exchanges of their AOG Units (as defined in the Amended and Restated Exchange Agreement) in certain circumstances.

•	Permitting transfers of a holder’s exchanged shares to a qualifying entity that can sell them under a Rule 10b5-1 trading plan.

•

Requiring the Company to use its commercially reasonable efforts to file and keep effective a shelf registration statement relating to the exchange of Class A shares received upon an exchange of AOG Units.

•	Modifying the exchange mechanics to address certain tax considerations of an exchange for exchanging holders.

•	Requiring exchanging holders to reimburse APO Corp. for any incremental U.S. federal income tax incurred by APO Corp. as a result of the modification of the exchange mechanics.

On May 6, 2013, in connection with the Amended and Restated Exchange Agreement, APO Corp., the Company’s wholly-owned subsidiary, APH II, APH IV, APH VI, APH VIII, AMCH and the other parties thereto, entered into an Amended and Restated Tax Receivable Agreement (the “Amended and Restated Tax Receivable Agreement”) to amend and restate the Tax Receivable Agreement, dated July 13, 2007 (the “Original Tax Receivable Agreement”), by and among APO Corp, APH II, APH IV, Apollo Management Holdings, L.P. and the other parties thereto. A copy of the Original Tax Receivable Agreement has previously been filed by the Company with the SEC and a description of the material provisions of the Original Tax Receivable Agreement has previously been reported by the Company on the Form 10-K. The Original Tax Receivable Agreement is being amended and restated to conform the agreement to the Amended and Restated Exchange Agreement, particularly to address the modified exchange mechanics, and to make non-substantive updates to recognize certain additional operating partnership subsidiaries of the Company that have been formed since the original Tax Receivable Agreement was entered into in 2007.

The descriptions of the Amended and Restated Exchange Agreement Amended and Restated Tax Receivable Agreement are qualified in their entirety by reference to the Amended and Restated Exchange Agreement and Amended and Restated Tax Receivable Agreement which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 8.01.	Other Events.

On April 6, 2012, the Company filed a Current Report on Form 8-K to report its acquisition of the membership interests of Stone Tower Capital LLC and its related management companies and affiliated entities. This report provides unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 2012 which give pro forma effect to the acquisition and are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated statements of operations of the Company for the year ended December 31, 2012 and the related notes to the unaudited pro forma condensed consolidated financial statements, are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Exchange Agreement.

10.2	Amended and Restated Tax Receivable Agreement.

99.1	Unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, LLC

Date: May 7, 2013	By:	/s/ John J. Suydam
John J. Suydam
Chief Legal Officer and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Exchange Agreement.

10.2	Amended and Restated Tax Receivable Agreement.

99.1	Unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2012.

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